UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or other jurisdiction of incorporation or organization)	000-51292 (Commission File Number)	71-0897613 (I.R.S. Employer Identification No.)
15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(866) 655-1610 (Registrant's telephone number, including area code)

None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 7, 2005, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Registrant") sent a letter to holders of its limited partnership units providing an update on the impact of Hurricanes Katrina and Rita on the Registrant's properties. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Letter to Unitholders dated October 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
By:	Behringer Harvard Advisors I LP Co-General Partner
	By:	Harvard Property Trust LLC General Partner

Dated: October 11, 2005	By:	/s/ Gerald J. Reihsen, III Gerald J. Reihsen, III Executive Vice President -- Corporate Development & Legal and Secretary